Exhibit 10.19

LOAN EXTENSION AGREEMENT

1.	THE PARTIES. This Loan Extension Agreement (“Agreement”) made August 3, 2026 between:

Borrower/Issuer:	NovelStem International Corp., with a mailing address of 7740 Cavern Lane, Suite 100, Parkland FL 33067 (“Borrower or Issuer”) and

Lender/Holder:	Jan Loeb, with a mailing address of 7740 Cavern Lane, Attn: Jan Loeb, Parkland FL 33067 (“Lender or Holder”).

HEREINAFTER the Borrower and Lender shall be referred to together as the “Parties” and in consideration of the covenants herein contained agree as follows:

2.	ORIGINAL NOTE. This Agreement is amending a note that exists between the Parties signed on August 7, 2024, for the sum of Two Hundred Twenty six thousand three hundred fifty eight dollars ($226,358) and maturing on December 31, 2025 (“Original Note”) AND the previous Loan Extension Agreement signed on February 15, 2026, extending the Maturity Date to June 30, 2026 (“Original Loan Extension Agreement”).

3.	EXTENSION. Under this Agreement, the Parties agree to extend the maturity date as stated in the Original Loan Extension Agreement to March 30, 2027 (“Extension Date”).

4.	ADDITIONAL TERMS. The Parties agree that all other terms and conditions stated in the Original Note shall remain in full force and effect and that there are no additional amendments.

IN WITNESS WHEREOF, the Parties have indicated their acceptance of the terms of this Agreement by their signatures below on the dates indicated.

Borrower’s Signature:	Date:

Lender’s Signature:	Date: